US SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8 - K

                                 CURRENT REPORT

  1.     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 11, 2001


                          MEASUREMENT SPECIALTIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           NEW  JERSEY                     1-11906               22-2378738
-------------------------------    ------------------------  -------------------
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)    (IRS  EMPLOYER
INCORPORATION  OR  ORGANIZATION)                             IDENTIFICATION NO.)


                   80  LITTLE FALLS ROAD, FAIRFIELD, NEW JERSEY 07004
--------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE  OFFICES)

                                  (973) 808-1819
                           ---------------------------
                           (ISSUER'S TELEPHONE NUMBER)


    (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                     REPORT)

ITEM  5.  OTHER  EVENTS

On July 11, 2001, Measurement Specialties, Inc. signed a supplemental agreement concerning the amendment of the agreement for the purchase of the share capital of Terraillon Holdings Limited dated June 7, 2001 with Hibernia Development Capital Partners I ilp, Hibernia Development Capital Partners II ilp, Fergal
Mulchrone,  Chris  Duggan,  and  Andrew  Gleeson.  The  agreement is attached as
Exhibit  01  to  this  form  8-K.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits

Exhibit 01 Measurement Specialties, Inc. supplemental agreement concerning the amendment of the agreement for the purchase of the share capital of Terraillon Holdings Limited dated June 7, 2001.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEASUREMENT  SPECIALTIES,  INC.
(Registrant)

                                          /s/  Kirk  J.  Dischino
                                          -----------------------
                                          Kirk  J.  Dischino
Date:  July 11, 2001                        Chief  Financial  Officer

EXHIBIT  01


                        DATED THE 11TH DAY OF JULY, 2001



                  HIBERNIA DEVELOPMENT CAPITAL PARTNERS I ILP,

                  HIBERNIA DEVELOPMENT CAPITAL PARTNERS II ILP,

                                FERGAL MULCHRONE

                                       AND

                                  CHRIS DUGGAN

                                       AND

                                 ANDREW GLEESON

                                       AND

                          MEASUREMENT SPECIALTIES, INC.


                          _____________________________

                             SUPPLEMENTAL AGREEMENT
                         CONCERNING THE AMENDMENT OF THE
               AGREEMENT FOR THE PURCHASE OF THE SHARE CAPITAL OF
                           TERRAILLON HOLDINGS LIMITED
                              DATED 7TH JUNE, 2001
                          =============================



                                 A & L GOODBODY,
                                   SOLICITORS,
                    INTERNATIONAL FINANCIAL SERVICES CENTRE,
                                NORTH WALL QUAY,
                                    DUBLIN 1.
                                  DCAG0401.07P

THIS  SUPPLEMENTAL  AGREEMENT  is  dated  11th  July,  2001

and  made  between:-

(1) THE PARTIES LISTED AS PRINCIPAL VENDORS IN THE FIRST SCHEDULE OF THE MAIN AGREEMENT (as defined below) ("the Principal Vendors"); and

(2) MEASUREMENT SPECIALTIES INC, a corporation organised under the laws of the State of New Jersey, with its principal place of business in Fairfield, New Jersey ("the Purchaser").

WHEREAS:-

2.   THE  MAIN  AGREEMENT

     The Principal Vendors and the Purchaser entered into a sale and purchase agreement dated 7th June, 2001 ("the Main Agreement") pursuant to which the Principal Vendors agreed to sell the entire issued share capital of Terraillon Holdings Limited ("Terraillon") to the Purchaser.


3.   COMPLETION  OF  SALE  OF  TERRAILLON

     Completion of the sale of the entire issued share capital of Terraillon to the Purchaser was, as detailed in the Main Agreement, conditional upon the Principal Vendors and the Purchaser satisfying certain preconditions, as detailed in the Main Agreement, by no later than 25th June, 2001. One of those preconditions to Completion was detailed at clause 3.3.2 of the Main Agreement, and required the Purchaser to have obtained adequate financing (on terms acceptable to the Purchaser) and approval of necessary lending institutions, to complete the purchase of Terraillon. The Purchaser was to have satisfied that precondition by 25th June, 2001. The Purchaser has now confirmed to the Principal Vendors that the Purchaser will not be in a position to satisfy the precondition contained in clause 3.3.2 and, consequently, to achieve Completion until 3rd August, 2001.


4.   CONSIDERATION  UNDER  THE  MAIN  AGREEMENT

     The consideration payable by the Purchaser to the Vendors for the sale and purchase of Terraillon was set out in the Main Agreement, and consisted of an aggregate price of US$11,757,232, US$4,957,232 of which was payable in cash and the balance (being US$6,800,000) in the form of 390,494 shares in the capital of the Purchaser. The above mentioned number of shares in the Purchaser to be issued to the Principal Vendors was based on an agreed valuation per share of the Purchaser. The parties have now further agreed that the valuation of US$17.41 per share at which shares in the Purchaser were to be issued to the Vendors shall also be amended.

5.   PROPOSED  AMENDMENT

The parties hereto now acknowledge that the Purchaser was not in a position to satisfy the precondition detailed in clause 3.3.2 of the Main Agreement five business days prior to 2nd July, 2001. The Principal Vendors are agreeable to amending the terms of the Main Agreement, on the terms of this Agreement, to, amongst other things as detailed hereafter, amend the target date for Completion, and to amend the valuation of shares in the Purchaser to be issued to the Principal Vendor in satisfaction of the non cash portion of the consideration to be paid by the Purchaser to the Principal Vendor pursuant to the Main Agreement.


6.   INTENTION  OF  THIS  SUPPLEMENTAL  AGREEMENT

     Subject to the terms of this Supplemental Agreement the parties wish to amend:

     (i)  the  target  date  for  Completion;

     (ii) the provisions of the Main Agreement dealing with the number of shares in the Purchaser to be issued to the Vendors upon Completion;

     (iii) altering the period for which certain Consideration Shares are restricted;

     (iv) granting the Principal Vendors a right of access to the Purchaser's Investment Bankers;

     (v) altering the period after which the parties may rescind the Main Agreement; and

     (vi) providing  for  certain  additional  payments.


IN CONSIDERATION OF THE RESPECTIVE COVENANTS, UNDERTAKINGS AND RELEASES SET FORTH BELOW, AND, IN PARTICULAR, IN CONSIDERATION OF THE PAYMENT TO BE MADE BY THE PURCHASER TO THE PRINCIPAL VENDORS PURSUANT TO CLAUSE 7 HEREOF, THE PARTIES AGREE AS FOLLOWS:

7.   DEFINITIONS  AND  INTERPRETATION

7.1. DEFINED  TERMS  IN  THE  MAIN  AGREEMENT

     The expressions used in this Supplemental Agreement which are defined in the Main Agreement shall have the meanings ascribed thereto in the Main Agreement.

7.2. ENTIRE  AGREEMENT

     This Supplemental Agreement, the Main Agreement and the related documentation which the parties are required to execute at Completion constitute the entire agreement between the parties and each of them in respect of the subject matter hereof and there are no other understandings, side letters, heads of agreement or agreements binding on any of the parties in relation thereto.

7.3. AMENDMENTS

     Amendments to or modifications of this Supplemental Agreement may be made only by mutual agreement of all parties in writing.

7.4. MAIN  AGREEMENT

     All the provisions of the Main Agreement insofar as the same shall not have been performed at any time shall, subject to the terms of this Supplemental Agreement, remain in full force and effect notwithstanding completion of any of the transactions or matters agreed or contemplated herein.

7.5. NO  PARTNERSHIP

     This Supplemental Agreement shall not constitute any party the legal representative, partner or agent of the other parties or any of them nor (save as expressly provided in the Main Agreement as amended by this Supplemental Agreement) shall any party or any successor of any party have the right or authority to assume, create or incur any liability or obligation of any kind express or implied against or in the name of or on behalf of any other party.

7.6. CAPTIONS

     The captions to the clauses and subclauses in this Supplemental Agreement are inserted for convenience of reference only and shall not be considered as part of or affect the construction or interpretation of this Supplemental Agreement.


8.   EXTENSION  FEE

     In consideration of the Principal Vendors agreeing not to rescind or terminate the Main Agreement pursuant to the terms thereof, and agreeing to and executing this Supplemental Agreement, the Purchaser hereby agrees to pay US$120,000 to the Principal Vendors, which amount shall be paid by wire transfer, or such other method as the parties may mutually agree to the Principal Vendors' Solicitors, on the date of (as the case may be) Completion, or upon the date of termination or rescission of the Agreement, as amended by this Supplemental Agreement, whichever is the earliest. Such amount shall be paid to the Principal Vendors' Solicitors and payment by the Purchaser of such amount to the Vendors' Solicitors shall be an absolute discharge of the Purchaser's obligations under this clause 7.

9.   AMENDMENT

     As and with effect from the date hereof the provisions of the Main Agreement shall be amended as follows:

9.1. The definition of "Market Value" shall be deleted and the following substituted therefor:

          "Market Value" means the per share public offering price at which shares of the common stock of the Purchaser are sold pursuant to the Registration Statement on Form S - 1 filed by the Purchaser pursuant to the Securities Act (Registration Statement 333-57928);".

9.2. Clause 2.2 of the Main Agreement shall be amended by the deletion of the text beginning after "(ii)" on the third line thereof and the substitution of the following text therefor:


     "(ii) the balance of the Purchase Price being US$6,800,000 in the form of Consideration Shares. The number of Consideration Shares to be issued by the Purchaser to the Vendors shall be such number as is obtained by dividing US$6,800,000 by the Market Value amount. Consideration Shares shall be issued to each Vendor in the amount set forth in the First Schedule;".

9.3. Clause 3.1.1 of the Main Agreement shall be amended by the deletion of the entire text of such clause and the substitution of the following text therefor:

     "3.1.1  PROVIDED  ALWAYS that each of the preconditions contained in clause
          3.3 (including, without limitation, that contained in clause 3.3.2) shall have been duly fulfilled, Completion shall take place on 3rd August, 2001 (the "Completion Date"), at the offices of the Principal Vendors' Solicitors;".

9.4. Clause 3.1.2 of the Main Agreement shall be amended by the deletion of the entire text of such clause and the substitution of the following text therefor:

     "3.1.2 The Principal Vendors and the Purchaser shall use their Best Efforts to ensure that, subject to clause 3.3.2, the conditions are fulfilled at least five Business Days prior to 31st July, 2001, which is the target date for fulfilment of the preconditions to Completion set out in clause 3.3.".

9.5. Clause 3.3.2 of the Main Agreement shall be amended by the insertion of the following words "by no later than 3rd August, 2001" at the end of that clause after the word "Shares".

9.6. Clause 3.5.1 (2) of the Main Agreement shall be amended by the deletion of the text appearing in the first and second lines thereof and the substitution of the following text therefor:

          "deliver such number of Consideration Shares as is obtained by dividing US$2,550,000 by the Market Value amount to the Escrow Agent referred to in clause 3.5.3 to";

9.7. Clause 3.5.1 (3) shall be amended by the deletion of the first sentence thereof and the substitution of the following text therefor:

          "deliver such number of Consideration Shares as is obtained by dividing US$4,250,000 by the Market Value amount to the Vendors.";

9.8. Clause  3.5.2  of  the  Main  Agreement  shall  be  amended  by:

     9.8.1. the deletion of the words "cannot be sold until after the first anniversary of the Completion Date and" in the first and second lines thereof; and

     9.8.2. the insertion of the words "Consideration Shares which are subject to either the vesting arrangements and/or the escrow arrangements only, as detailed herein cannot be sold until after the first anniversary of the Completion Date; the balance of the Consideration Shares which are not so subject to vesting arrangements and/or escrow arrangements cannot be sold until after the date which is 9 months after the Completion Date and, for the avoidance of doubt, may be freely sold thereafter, subject only to any restrictions imposed by applicable law;" at the end of the existing text thereof.

9.9. A  new  clause  3.7.4  shall  be inserted in the Main Agreement as follows:

     "3.7.4  ACCESS  TO  INVESTMENT  BANKS
             -----------------------------

          Between the date of this Agreement and the Completion Date the Purchaser will, upon reasonable notice, arrange reasonable access for each of the Principal Vendors to Needham & Company Inc,. being the investment bankers and underwriters to the Purchaser in relation to the follow on public offering of the Purchaser, to enable each such Principal Vendor to discuss and obtain such reasonable information as each such Principal Vendor, in its absolute discretion, requires in relation to such follow on public offer of the Purchaser";

9.10. Clause 4.2.8 of the Main Agreement shall be amended by the deletion of the first sentence thereof and the substitution of the following language therefor:

     "Each of the Vendors shall be entitled to sell all Consideration Shares in the capital of the Purchaser which were not at any time subject to either the vesting arrangements or the escrow arrangements detailed herein, at any time on or after that date which is nine months after the Completion Date, subject only to any restrictions imposed by applicable law. Further, each of the Vendors shall only be entitled to sell all their fully vested Consideration Shares in the capital of the Purchaser which were so subject to the escrow arrangements and/or the vesting arrangements, as detailed herein, at any time on or after the first anniversary of the date hereof. The parties hereto acknowledge that under no circumstances can the Vendors sell their fully vested stock in the capital of the Purchaser which was so subject to the escrow and/or vesting arrangements hereunder at any time prior to the first anniversary of the date hereof.";

9.11. Clause 5.1.3 of the Main Agreement shall be amended by the deletion of the words "5th July, 2001" from the fourth line thereof and the substitution of the following therefor "30th August, 2001"; and

9.12. The Main Agreement shall be amended by the deletion of the table which currently appears in the First Schedule thereof and the substitution of the following table therefor:

                                                             TERRAILLON
                                                             SCHEDULE 1

1                                   2              3               4                     5                6             7
                               REGISTERED    NO. AND CLASS   NO. AND CLASS        CASH PAYABLE TO      VALUE OF      VENDORS
                                 HOLDERS      OF SHARES IN    OF SHARES IN           VENDORS AT     CONSIDERATION   REQ'D TO
                                 (WHERE      THE CO. AT THE  THE CAPITAL OF         COMP LETION      SHARES TO BE    EXECUTE
                               DIFFERENT)     DATE HEREOF     THE COMPANY                             ISSUED TO      ESCROW
                                                                   AT                                 VENDORS ON    AGREEMENT
                                                              COMPLETION.                             COMPLETION
PRINCIPAL VENDORS
-----------------
HIBERNIA DEVELOPMENT          BT Trustee        152,015 "B"         152,015  B    $      2,221,837  $    3,047,772  YES
CAPITAL PARTNERS I, ILP       Co.(Irl) Ltd
HIBERNIA DEVELOPMENT          BT Trustee         51,485 "B"          51,485  B    $        752,500  $    1,032,223  YES
CAPITAL PARTNERS II, ILP      Co.(Irl) Ltd
(BOTH OF 88 ST. STEPHEN'S
GREEN, DUBLIN 2.)

FERGAL MULCHRONE, 86                             48,125 "A"          80,722  A    $      1,303,046  $    1,576,087  YES
HAMPTON PARK, ST.
HELEN'S WOOD, BOOTERSTOWN,                     [77,000 "C"]                                                         YES
CO. DUBLIN

CHRIS DUGGAN, HOUSE, CAIRNS                      17,875 "A"          32,221  A    $        538,215  $      583,724  YES
HILL,  CAIRNDALE
SLIGO
ANDREW GLEESON                                            0           8,479  A    $        141,635  $      153,612  YES

MINORITY VENDORS
----------------
DIDIER CADEAU                 Fergal                                  5,427  A                      $      154,888  NO
                              Mulchrone
DAVID GREETHAM                Fergal                                  4,579  A                      $      130,687  NO
                              Mulchrone
JOHN BARTON                   Fergal                                  1,865  A                      $       53,243  NO
                              Mulchrone
COLIN BUSH                    Fergal                                  1,357  A                      $       38,722  NO
                              Mulchrone

ART O' GNIMH                  Fergal                                    509  A                      $       14,521  NO
                              Mulchrone
ERIC PAUL                     Fergal                                    509  A                      $       14,521  NO
                              Mulchrone
-----------------------------------------------------------------------------------------------------------------------------
TOTALS                                                              339,167              4,957,232  $    6,800,000
=============================================================================================================================



                                       10

1                                    8               9            10            11               12
                                 VALUE OF         VALUE OF      VENDORS      VALUE OF      VENDORS REQ'D
                               CONSIDERATION   CONSIDERATION   REQ'D TO    CONSIDERATION   TO EXECUTE NON
                               SHARES TO BE      SHARES NOT     EXECUTE   SHARES SUBJECT      -COMPETE
                              HELD IN ESCROW     SUBJECT TO     VESTING     TO VESTING       AGREEMENTS
                                                   ESCROW      AGREEMENT     AGREEMENT

PRINCIPAL VENDORS
-----------------
HIBERNIA DEVELOPMENT          $     1,377,889  $    1,669,883  NO                          NO
CAPITAL PARTNERS I, ILP
HIBERNIA DEVELOPMENT          $       466,676  $      565,547  NO                          NO
CAPITAL PARTNERS II, ILP
(BOTH OF 88 ST. STEPHEN'S
GREEN, DUBLIN 2.)

FERGAL MULCHRONE, 86          $       492,857  $    1,083,230  YES        $       541,615  YES
HAMPTON PARK, ST.
HELEN'S WOOD, BOOTERSTOWN,                                     YES
CO. DUBLIN

CHRIS DUGGAN, HOUSE, CAIRNS   $       168,291  $      415,433  YES        $       207,717  YES
HILL,  CAIRNDALE
SLIGO
ANDREW GLEESON                $        44,287  $      109,325  YES        $        54,663  YES

MINORITY VENDORS
----------------
DIDIER CADEAU                                  $      154,888  YES        $        77,444  YES

DAVID GREETHAM                                 $      130,687  YES        $        65,344  YES

JOHN BARTON                                    $       53,243  YES        $        26,622  YES

COLIN BUSH                                     $       38,722  YES        $        19,361  YES


ART O' GNIMH                                   $       14,521  YES        $         7,261  YES

ERIC PAUL                                      $       14,521  YES        $         7,261  YES

---------------------------------------------------------------------------------------------------------
TOTALS                        $     2,550,000  $    4,250,000             $     1,007,285
=========================================================================================================

10.  FURTHER  PROVISIONS

     Without  prejudice  to  the  right  of  any party to rescind after the Main
     Agreement, should the Purchaser request before 6th August, 2001 that Completion might occur after that date, the Purchaser shall pay to the Principal Vendors the sum of US$10,000 for each day after 6th August, 2001 up to and including the day on which Completion occurs PROVIDED THAT
     Completion  shall  not  occur  after  30th  August,  2001.

11.  AFFIRMATION  OF  MAIN  AGREEMENT

     The parties affirm the Main Agreement as amended by this Supplemental Agreement, to the intent that the Main Agreement, as so amended, shall continue in full force and effect as the legal, valid and binding obligations of each of the Principal Vendors and the Purchaser enforceable in accordance with their respective terms.

12.  MISCELLANEOUS


12.1. MUTUAL  WARRANTY


     12.1.1. Each of the parties hereto represents and warrants to each of the other parties hereto that it has the necessary power to enter into and perform its obligations pursuant to this Supplemental Agreement and that there is no provision of any licence, permit, approval, authorisation, consent or any other document or agreement to which such party is a party or which is binding upon such party which may be breached as a consequence of such party entering into or performing its obligations pursuant to this Supplemental Agreement.

     12.1.2. Each party further confirms to each other party hereto that neither entering into this Supplemental Agreement or performing its obligations pursuant to this Supplemental Agreement has resulted or will result in the breach by it of any obligations which it has under its Memorandum or Articles of Association, statues, by-laws or other terms of charter or any corporate regulation or any law or any order, judgement or decree of any court or governmental agency.

12.2. COUNTERPARTS

     12.2.1. This Supplemental Agreement may be executed in writing simultaneously and by one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement, which shall be sufficiently evidenced by any one of such original counterparts.

     12.2.2. For the purpose of this clause "writing" shall mean written signature or signature produced or substituted for such written signature and shall be deemed to include a signature sent by facsimile or by other electronic means.

12.3. PROPER  LAW  AND  JURISDICTION

     This Supplemental Agreement shall be governed by and construed in accordance with the laws of Ireland and each party hereby submits to the non-executive jurisdiction of the Irish Courts.


IN WITNESS whereof the parties hereto have executed this Supplemental Agreement the day and year first herein written.

SIGNED  by  each  of
LUKE  CROSBIE  AND
NIALL  MCFADDEN
on  behalf  of
HIBERNIA  GP  LIMITED,
GENERAL  PARTNER  OF
HIBERNIA DEVELOPMENT CAPITAL PARTNERS I, ILP in the presence of:


                                                   -----------------------------
                                                   Signature



                                                   -----------------------------
                                                   Signature




SIGNED  by  each  of
LUKE  CROSBIE  AND
NIALL  MCFADDEN
on  behalf  of
HIBERNIA  GP  LIMITED,
GENERAL  PARTNER  OF
HIBERNIA DEVELOPMENT CAPITAL PARTNERS II, ILP in the presence of:

                                                   -----------------------------
                                                   Signature



                                                   -----------------------------
                                                   Signature



SIGNED  by  FERGAL  MULCHRONE  in  the
presence  of:
                                                   -----------------------------
                                                   Signature

SIGNED  by  CHRIS  DUGGAN
in  the  presence  of:
                                                   -----------------------------
                                                   Signature



SIGNED  by  ANDREW  GLEESON
in  the  presence  of:
                                                   -----------------------------
                                                   Signature





SIGNED  by  JOSEPH  MALLON  JR.
on  behalf  of
MEASUREMENT  SPECIALTIES  INC
in  the  presence  of:
                                                   -----------------------------
                                                   Signature


                                                   -----------------------------
                                                   Title